                                               Registration No. 333-____________
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                  GLIATECH INC.

             (Exact Name of Registrant as Specified in Its Charter)

              DELAWARE                                   34-1587242
    (State or Other Jurisdiction            (I.R.S. Employer Identification No.)
  of Incorporation or Organization)


                 23420 Commerce Park Road, Cleveland, Ohio 44122
           (Address of Principal Executive Offices Including Zip Code)

                   AMENDED AND RESTATED 1989 STOCK OPTION PLAN

                            (Full Title of the Plan)

                           Thomas A. Oesterling, Ph.D.
                      President and Chief Executive Officer
                                  Gliatech Inc.
                            23420 Commerce Park Road
                              Cleveland, Ohio 44122

                     (Name and Address of Agent For Service)

                                 (216) 831-3200

          (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================================
Title of                                                Proposed Maxi-              Proposed Maxi-              Amount of
Securities to               Amount to be                mum Offering                mum Aggregate               Registration
be Registered               Registered (1)              Price Per Share (2)         Offering Price (2)          Fee
---------------------------------------------------------------------------------------------------------------------------------

Common Stock, $0.01         250,000                     $9.75                       $2,437,500                  $738.64
par value per share
=================================================================================================================================


(1) Pursuant to Rule 416 of the Securities Act of 1933 (the "Securities Act"), this Registration Statement also covers such additional Common Stock, $0.01 par value per share (the "Common Stock"), as may become issuable pursuant to the anti-dilution provisions of the Amended and Restated 1989 Stock Option Plan (the "Plan").

(2) Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of such securities on the Nasdaq National Market on May 15, 1997, within five business days prior to filing.

                         Exhibit Index Appears on Page 2

Incorporation by Reference

The contents of the Registration Statement on Form S-8 (Registration No. 333-00406) as filed with the Securities and Exchange Commission on January 18, 1996 to register shares of Common Stock, $0.01 par value per share (the "Common Stock"), to be issued pursuant to the Amended and Restated 1989 Stock Option Plan (the "Plan") of Gliatech Inc., a Delaware corporation (the "Company"), are hereby incorporated herein by reference. This Registration Statement on Form S-8 is filed for the purpose of registering an additional 250,000 shares of Common Stock under such Plan.

Item 8.  Exhibits



    Exhibit                             Exhibit
    Number                            Description
    ------                            -----------

     4(a) Second Restated Certificate of Incorporation is hereby incorporated by reference to Exhibit 4(a) of the Registration Statement on Form S-8 (Reg. No. 333-00406).

     4(b) Amended and Restated By-laws is hereby incorporated by reference to Exhibit 4(b) of the Registration Statement on Form S-8 (Reg. No. 333-00406).

     4(c)        Amended and Restated 1989 Stock Option Plan.

     4(d) Seventh Amended and Restated Rights of First Refusal, Co-Sale and Registration Rights Agreement is incorporated herein by reference to Exhibit 4.8 of the Registration Statement on Form S-1 (Reg. No. 33-96460).

     5           Opinion of Jones, Day, Reavis & Pogue.

    23(a)        Consent of Ernst & Young LLP.

    23(b)        Opinion and Consent of Counsel -- See Exhibit 5.

    24           Power of Attorney.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on this 19th day of May 1997.

                                         GLIATECH INC.

                                By:      /s/ Rodney E. Dausch
                                         --------------------------------------
                                         Rodney E. Dausch, Vice President,
                                         Chief Financial Officer and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                 Signature                                      Title                                      Date
                 ---------                                      -----                                      ----

        *                                    President, Chief Executive Officer,                       May 19, 1997
------------------------------------------   (Principal Executive Officer) and
Thomas O. Oesterling Ph.D.                   Director


/s/Rodney E. Dausch                          Vice President and Chief Financial                        May 19, 1997
------------------------------------------   Officer (Principal Financial Officer)
Rodney E. Dausch

        *                                    Chairman of the Board                                     May 19, 1997
------------------------------------------
Robert P. Pinkas

        *                                    Director                                                  May 19, 1997
------------------------------------------
Allen H. Ford

        *                                    Director                                                  May 19, 1997
------------------------------------------
Ronald Henriksen

        *                                    Director                                                  May 19, 1997
------------------------------------------
Irving S. Shapiro

        *                                    Director                                                  May 19, 1997
------------------------------------------
John L. Ufheil

        *                                    Controller (Principal Accounting                          May 19, 1997
------------------------------------------   Officer)
Karen Diedrich



         * Rodney E. Dausch, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above indicated officers and directors thereof (constituting a majority of the directors) pursuant to a power of attorney filed with the Securities and Exchange Commission.


May 19, 1997                        By:    /s/Rodney E. Dausch
                                           -------------------------------------
                                           Rodney E. Dausch, Vice President,
                                           Chief Financial Officer and Secretary

                                  EXHIBIT INDEX
                                  -------------



    Exhibit                          Exhibit
    Number                         Description
    ------                         -----------

     4(a) Second Restated Certificate of Incorporation is hereby incorporated by reference to Exhibit 4(a) of the Registration Statement on Form S-8 (Reg. No. 333-00406).

     4(b) Amended and Restated By-laws is hereby incorporated by reference to Exhibit 4(b) of the Registration Statement on Form S-8 (Reg. No. 333-00406).

     4(c)        Amended and Restated 1989 Stock Option Plan.

     4(d) Seventh Amended and Restated Rights of First Refusal, Co-Sale and Registration Rights Agreement is incorporated herein by reference to Exhibit 4.8 of the Registration Statement on Form S-1 (Reg. No. 33-96460).

     5           Opinion of Jones, Day, Reavis & Pogue.

    23(a)        Consent of Ernst & Young LLP.

    23(b)        Opinion and Consent of Counsel -- See Exhibit 5.

    24           Power of Attorney.